EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICERPURSUANT TO 18 U.S. C. SECTION 1350AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Blue Earth, Inc., (the “Company”) on Form 10-Q for period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon Muir, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2015	/s/ Gordon Muir
Gordon Muir
President and Chief Executive Officer

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICERPURSUANT TO 18 U.S. C. SECTION 1350AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Blue Earth, Inc., (the “Company”) on Form 10-Q for period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon Muir, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2015	/s/ Gordon Muir
Gordon Muir
Chief Financial Officer